DREYFUS

      INTERMEDIATE MUNICIPAL

      BOND FUND, INC.

      ANNUAL REPORT May 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                 DREYFUS INTERMEDIATE MUNICIPAL

                                                                BOND FUND, INC.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Intermediate Municipal Bond Fund, Inc., covering the 12-month period from June 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to think first of your long-term goals and attitudes toward risk. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

HOW DID DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC. PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended May 31, 2002, the fund achieved a total return of 4.14% .(1) In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund' s benchmark, achieved a total return of 6.43% for the same period.(2) Additionally, the fund is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.61%.(3)

The fund produced lower returns than its benchmark and Lipper category average due to several factors. One factor was the lingering effects of the September 11 terrorist attacks on several of the fund's positions in tax-exempt airline holdings. Another hindrance to performance was the widening of credit spreads, particularly in the holdings of tax-exempt steel issues. Although prices of many of these bonds have since rebounded, they have not yet reached pre-attack price levels. However, they have continued to pay desirable levels of dividend income

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund' s objective is to seek a high level of federally tax-exempt income as is consistent with the preservation of capital. The fund's portfolio consists of bonds from issuers throughout the United States and is managed in the intermediate maturity range. In addition, we also seek to manage the fund for a competitive total return.

In managing the fund, we attempt to add value by selecting investment-grade, tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the portfolio's core position. We augment the core position with bonds that we believe have the potential to provide both current income and capital appreciation.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The fund benefited from falling interest rates during much of the reporting period. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Federal Reserve Board (the "Fed") reduced short-term interest rates aggressively during 2001 to their lowest level in 40 years. As a result, yields on municipal bonds continued to fall, and their prices rose.

In the first quarter of 2002, however, the Fed shifted from an accommodative monetary policy to a neutral stance in response to evidence that the U.S. economy had begun to recover. Many investors interpreted this shift as a signal that the Fed' s next moves would be toward higher interest rates. As a result, the municipal bond market declined sharply in March. When it became clearer to investors in April and May that the recovery would not be as strong as many anticipated, the market rallied and recouped much of its March losses.

Municipal bond prices were further supported by ongoing, robust demand for tax-exempt securities from individual investors. Despite the improving economy, the stock market has languished, and many investors have continued to prefer the relative stability of municipal bonds to an uncertain outlook for equities.

The fund was also affected by credit-related problems among a handful of tax-exempt corporate and airline bonds. These bonds were hit hard by the recession and September 11 attacks. However, all of the affected holdings continue to pay highly desirable levels of income. Several holdings, such as tax-exempt steel issues and weaker airline bonds, have been eliminated and we have reduced the fund's overall corporate exposure.

As the municipal bond market reached its highest levels -- characterized by higher prices and lower yields -- during the fourth quarter of 2001, the fund moved to a more defensive position as the early indications of an economic recovery seemed to be unfolding. This positioning helped the fund as the market declined during the latter part of the first quarter of 2002. Recent new purchases included bonds from states with high income tax rates, which were available at attractive prices. We also successfully employed certain yield enhancement strategies, which enabled the fund to benefit from the widening difference between short- and long-term yields.(4)

WHAT IS THE FUND'S CURRENT STRATEGY?

As the anticipation of a strong recovery is moved further away and the Fed's rate hikes seem to be on hold, we are maintaining a less defensive stance. Large supply has provided an opportunity to include specialty state issues that have a strong retail demand. We continue to prefer issues that will provide coupon protection. We have looked for income opportunities primarily among essential revenue bonds, which are backed by fees paid to municipal projects such as water and sewer facilities. Conversely, because many states are operating with budget deficits, we have for the most part avoided general obligation debt. Of course, we are prepared to change the fund's composition and our strategy as market conditions evolve.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) THE FUND'S DERIVATIVE INSTRUMENTS CAN SUBJECT THE FUND'S SHARE PRICE TO HIGHER VOLATILITY AND POTENTIAL LOSS UNDER CERTAIN CIRCUMSTANCES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 5/31/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            4.14%              4.79%             5.55%

((+))  SOURCE: LEHMAN BROTHERS


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC. ON 5/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2002


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.8%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--.9%

Bay Minette Industrial Development Board, IDR

   (Coltec Industries, Inc) 6.50%, 2/15/2009                                                  4,505,000                4,430,938

McIntosh Industrial Development Board, EIR

   4.65%, 6/1/2008                                                                            5,150,000                5,258,356

ALASKA--4.9%

Alaska Housing Finance Corp.:

   5.75%, 12/1/2009 (Insured; MBIA)                                                           7,335,000                7,852,778

   5.30%, 12/1/2012 (Insured; MBIA)                                                           2,285,000                2,387,117

Alaska Industrial Development and Export Authority,

   Revolving Fund 6.375%, 4/1/2008                                                            3,000,000                3,071,550

Alaska International Airports, Revenue

   5.50%, 10/1/2012 (Insured; AMBAC)                                                          1,295,000                1,415,008

Alaska Student Loan Corp., Student Loan Revenue:

   5.60%, 7/1/2011 (Insured; AMBAC)                                                           4,700,000                4,893,405

   5.70%, 7/1/2013 (Insured; AMBAC)                                                           5,990,000                6,203,064

   6%, 7/1/2016 (Insured; AMBAC)                                                              6,380,000                6,717,311

Anchorage:

   5.875%, 12/1/2015 (Insured; FGIC)                                                          2,365,000                2,598,733

   5.875%, 12/1/2016 (Insured; FGIC)                                                          1,500,000                1,641,585

   Electric Utility Revenue:

      6.50%, 12/1/2008 (Insured; MBIA)                                                        2,755,000                3,186,047

      6.50%, 12/1/2009 (Insured; MBIA)                                                        2,910,000                3,394,835

      5.875%, 2/1/2012 (Insured; FSA)                                                         3,175,000                3,495,167

Northern Tobacco Securitization Corp,

  Tobacco Settlement Revenue

   6%, 6/1/2013                                                                               5,245,000                5,435,184

ARIZONA--1.8%

Maricopa County Industrial Development Authority:

  Hospital Facility Revenue (Samaritan Health Services)

      7.15%, 12/1/2004 (Insured; MBIA)                                                        9,835,000               10,523,745

   Hospital Systems Revenue (Baptist Hospital)

      5.20%, 9/1/2005 (Insured; MBIA)                                                         3,125,000                3,361,844

Mesa Industrial Development Authority, Revenue

  (TRW Vehicle Safety Systems, Inc.)

   7.25%, 10/15/2004                                                                          5,000,000                5,052,950

CALIFORNIA--3.4%

Beverly Hills Unified School District:

   4.50%, 8/1/2013                                                                            1,000,000                1,033,350

   4.25%, 8/1/2014                                                                            1,000,000                  999,480

California:

   (Veterans) 8.50%, 12/1/2013                                                                5,000,000  (a,b)         5,263,850

   5.375%, 4/1/2013                                                                           7,000,000                7,559,930

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 3/1/2005                                              7,500,000                7,656,375

California Statewide Community Development Authority,

   MFHR 5.20%, 12/1/2029                                                                      3,000,000                3,152,220

Los Angeles Regional Apartments Improvement
   Corporation, LR (Terminal Four Project):

      6.125%, 12/1/2007                                                                       2,500,000                2,389,725

      7%, 12/1/2012                                                                           3,000,000                2,915,580

Student Education Loan Marketing Corporation,

  Student Loan Revenue:

      6.70%, 7/1/2008                                                                         2,500,000                2,648,275

      6.75%, 7/1/2008                                                                         2,500,000                2,678,225

COLORADO--4.1%

Bowles Metropolitan Distict, 4.25%, 12/1/2023

   (LOC; U.S. Bank National Association)                                                      4,945,000                5,043,307

Denver, City & County, Airport Revenue

   8.61%, 11/15/2005                                                                          6,000,000  (a,b)         6,807,840

E-470 Public Highway Authority, Revenue

   Zero Coupon, 9/1/2010 (Insured; MBIA)                                                     30,000,000               20,731,200

El Paso County School District

  (Number 11 Colorado Springs):

      6.25%, 12/1/2009                                                                        1,000,000                1,158,230

      6.50%, 12/1/2010                                                                        2,000,000                2,356,500

      6.50%, 12/1/2011                                                                        2,040,000                2,419,399

Interlocken Metropolitan District:

   Zero Coupon, 12/15/2007                                                                    2,835,000                2,269,673

   Zero Coupon, 12/15/2008                                                                    2,835,000                2,141,049

CONNECTICUT--1.1%

Connecticut, Revenue

  (Mashantucket Western Pequot Tribe);

      6.50%, 9/1/2006 (Escrowed to Maturity)                                                  2,475,000  (b)           2,819,693

      6.50%, 9/1/2006                                                                         2,525,000  (b)           2,761,012

      5.60%, 9/1/2009                                                                         1,000,000  (b)           1,044,060

      5.70%, 9/1/2012                                                                         2,400,000  (b)           2,464,200

Connecticut Development Authority, PCR

   (United Illuminating) 4.35%, 6/1/2026                                                      2,125,000                2,135,073

DISTRICT OF COLUMBIA--1.7%

District of Columbia 6%, 6/1/2012 (Insured; MBIA)                                             3,280,000                3,722,210

District of Columbia Tobacco Settlement Financing Corp.:

      5.80%, 5/15/2013                                                                        3,505,000                3,543,169

      5.875%, 5/15/2014                                                                       5,000,000                5,041,050


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (CONTINUED)

Metropolitan Airports Authority, Airport Revenue

   5.75%, 10/1/2011 (Insured; MBIA)                                                           5,750,000                6,015,363

GEORGIA--1.2%

Atlanta, Airport Facilities Revenue

   6%, 1/1/2007 (Insured; AMBAC)                                                              5,780,000                6,395,859

   Zero Coupon, 1/1/2010 (Insured; MBIA)                                                      9,600,000                6,479,904

ILLINOIS--5.4%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor) 6.50%, 12/1/2007                                                      3,000,000                3,097,980

Chicago (Neighborhoods Alive 21 Program)

   5.50%, 1/1/2014 (Insured; FGIC)                                                            3,230,000                3,451,804

Chicago Board of Education

   5.50%, 12/1/2014 (Insured; FSA)                                                            4,385,000                4,712,165

Chicago Housing Authority, Revenue
   (Capital Program)

   5.25%, 7/1/2010                                                                            2,420,000                2,554,334

Chicago O'Hare International Airport:

  Passenger Facility Charge Revenue

   5.50%, 1/1/2008 (Insured; AMBAC)                                                           5,000,000                5,368,600

Hoffman Estates, Tax Increment Revenue

  (Area Economic Development)

   5.25%, 11/15/2009                                                                         10,000,000               10,544,000

Illinois Development Finance Authority:

  Providers Facility Acquisition Revenue

    (Community Rehabilitation):

         5.60%, 7/1/2003                                                                      1,485,000                1,510,364

         5.60%, 7/1/2004                                                                      1,000,000                1,027,010

         5%, 7/1/2006                                                                         1,920,000                1,932,595

         5.90%, 7/1/2009                                                                      1,325,000                1,367,718

         PCR (Amerencips) 5.50%, 3/1/2014                                                     5,000,000                5,031,800

Illinois Educational Facilities Authority, Revenue

   (Illinois Institute of Technology) 6.60%, 12/1/2009                                        2,665,000                2,859,065

Illinois Health Facilities Authority, Revenue:

  (Central Dupage Health Wyndemere Retirement

      Community) 6.125%, 11/1/2007 (Insured; MBIA)                                            4,400,000                4,558,972

   (Evangelical Hospital):

      6.75%, 4/15/2007                                                                        2,035,000                2,267,824

Illinois Student Assistance Commission

  Student Loan Revenue:

      5.45%, 9/1/2005                                                                         2,050,000                2,173,882

      5.55%, 9/1/2006                                                                         4,000,000                4,274,680

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA--5.8%

Boonville Junior High School Building Corp.,

   First Mortgage Revenue 6.80%, 7/1/2005
   (Prerefunded 7/1/2002)                                                                     3,100,000  (c)           3,175,485

Central High School Building Corp., First Mortgage

   5.50%, 8/1/2009 (Insured; AMBAC)                                                           3,960,000                4,315,608

Indiana Bond Bank (Hendricks Special Hospital Program)

   6.90%, 4/1/2006                                                                            3,000,000                3,071,520

Indiana Health Facility Financing Authority, HR

  (Clarian Health Partners, Inc.):

   5.50%, 2/15/2010                                                                           3,000,000                3,153,180

   5.50%, 2/15/2011                                                                           5,000,000                5,217,200

Indiana Municipal Power Agency,

  Power Supply Systems Revenue

   5.70%, 1/1/2006 (Insured; MBIA)                                                            8,400,000                9,124,668

Indiana Transportation Finance Authority,

  Airport Facilities LR (United Airlines)

   6.50%, 11/1/2007 (Prerefunded 11/1/2002)                                                   2,675,000  (c)           2,782,482

Indianapolis Local Public Improvement Bond Bank:

   6.30%, 2/1/2004                                                                            2,800,000                2,973,040

   6.40%, 2/1/2005                                                                            3,000,000                3,253,590

   6.50%, 1/1/2011 (Insured; FSA)                                                             6,415,000                7,486,433

Knox County Hospital Association, LR

   5.65%, 7/1/2008 (Insured; MBIA)                                                            4,150,000                4,317,328

North Montgomery Elementary School Building Corp.,

   First Mortgage Revenue 6.50%, 7/1/2006                                                     5,665,000                6,131,116

Plymouth, Multi-School Building Corp.

  (First Mortgage-Plymouth Community School)

   5.50%, 7/1/2005 (Insured; MBIA)                                                            3,000,000                3,233,460

Westfield High School Building Corp.,
   First Mortgage Revenue

   5.25%, 7/5/2013 (Insured; AMBAC)                                                           3,000,000                3,135,330

IOWA--.8%

Ames, HR (Mary Greeley Medical Center Project)

   6.25%, 8/15/2006 (Insured; AMBAC)                                                          4,320,000                4,444,762

Council Bluffs, IDR (Cargill, Inc. Project) 7%, 3/1/2007                                      4,400,000                4,506,084

KENTUCKY--1.7%

Ashland, PCR (Ashland, Inc.) 5.70%, 11/1/2009                                                 4,000,000                4,224,800

Carrolton and Henderson Public Energy Authority,

  Gas Revenue (Kentucky Trust)

   5%, 1/1/2006 (Insured; FSA)                                                                3,500,000                3,704,890


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KENTUCKY (CONTINUED)

Kenton County Airport Board, Airport Revenue

  (Cincinnati/Northern Kentucky International)

   5.75%, 3/1/2009 (Insured; MBIA)                                                            3,710,000                3,963,467

Mount Sterling, LR (Kentucky League Cities Funding)

   5.625%, 3/1/2003                                                                           6,000,000                6,151,140

LOUISIANA--1.4%

Louisiana Public Facilities Authority, Revenue:

   6.60%, 11/15/2012                                                                          4,430,000                4,607,067

   6.60%, 11/15/2012 (Prerefunded 11/15/2002)                                                 3,635,000  (c)           3,789,233

   (Louisiana Association of Independent Colleges

      and Universities) 6.50%, 12/1/2002                                                        765,000                  783,108

Saint Charles Parish, PCR

   8.643%, 10/1/2003                                                                          5,125,000  (a,b)         5,249,128

MARYLAND--.3%

Northeast Waste Disposal Authority, RRR
   (Baltimore Resco Retrofit Project) 4.75%, 1/1/2012                                         3,620,000                3,363,523

MASSACHUSETTS--1.6%

Massachusetts 8.05%, 12/1/2010                                                                3,000,000  (a,b)         3,422,070

Massachusets Health & Educational
   Facilities Authority, Revenue

   (Caritas Christi Obligation) 6.50%, 7/1/2012                                               2,000,000                2,115,020

Massachusetts Housing Finance Agency:

  Housing Revenue:

      6.30%, 7/1/2007 (Insured; AMBAC)                                                        2,795,000                2,955,489

      6.35%, 7/1/2008 (Insured; AMBAC)                                                        3,005,000                3,162,372

      6.40%, 7/1/2009 (Insured; AMBAC)                                                        3,275,000                3,436,097

Plymouth County, COP (Correctional Facilities Project)

   5%, 4/1/2015 (Insured; AMBAC)                                                              2,025,000                2,089,800

MICHIGAN--5.6%

Detroit Local Development Finance Authority

   5.20%, 5/1/2010                                                                            5,745,000                5,893,968

Greater Detroit Resource Recovery Authority, Revenue:

   6.25%, Series A, 12/13/2008 (Insured; AMBAC)                                              11,000,000               12,488,190

   6.25%, Series B, 12/13/2008 (Insured; AMBAC)                                               7,755,000                8,804,174

Michigan Hospital Finance Authority, Revenue

   8.708%,11/15/2007                                                                          5,750,000  (a,b)         6,519,638

   (Ascension Health Credit)

      5.05%, 11/15/2033                                                                       5,000,000                5,247,850

   (Genesys Health System)

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                                                7,000,000  (c)           8,301,580

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Hospital Finance Authority, Revenue (continued)

  (Sparrow Obligation Group):

      5.25%, 11/15/2011                                                                       1,250,000                1,299,550

      5.75%, 11/15/2016                                                                       1,250,000                1,302,313

Michigan Municipal Bond Authority, Revenue

  (Drinking Water Revolving Fund)

   5.25%, 10/1/2016                                                                           2,370,000                2,449,158

Michigan Strategic Fund, SWDR

   (Genesee Power Station) 7.125%, 1/1/2006                                                   4,000,000                3,974,960

Wayne State University, University Revenues

   5.40%, 11/15/2006 (Insured; AMBAC)
   (Prerefunded 11/15/2003)                                                                   2,775,000  (c)           2,940,890

MISSISSIPPI--1.4%

Mississippi Development Bank, Special Obligation

  (Adams County HR Project)

   5.75%, 7/1/2010 (Insured; FSA)                                                             3,445,000                3,673,059

Mississippi Higher Education Assistance Corp.

  Student Loan Revenue:

      5.30%, 9/1/2008                                                                         2,390,000                2,500,944

      5.45%, 3/1/2010                                                                         2,600,000                2,719,730

Walnut Grove Correctional Authority, COP:

   5.25%, 11/1/2005 (Insured; AMBAC)                                                          1,670,000                1,797,588

   5.50%, 11/1/2006 (Insured; AMBAC)                                                          1,760,000                1,926,813

   5.50%, 11/1/2007 (Insured; AMBAC)                                                          1,855,000                2,039,628

MISSOURI--2.1%

Joplin Industrial Development Authority, Revenue

  (Catholic Health Initiatives):

      5.50%, 12/1/2009                                                                        3,185,000                3,402,918

      5.625%, 12/1/2010                                                                       3,340,000                3,563,413

Missouri Environmental Improvement &
   Energy Research Authority,
   Water Pollution Control Revenue

   5.50%, 1/1/2011                                                                            3,135,000                3,450,945

Saint Louis, Airport Revenue

  (Airport Development Program)

      5.625%, 7/1/2015 (Insured; MBIA)                                                        2,500,000                2,702,875

   (Lambert--Saint Louis International Airport)

      6%, 7/1/2005 (Insured; FGIC)                                                            1,545,000                1,579,392

Saint Louis Industrial Development Authority, Revenue

   (Saint Louis Convention) 7%, 12/15/2015                                                    7,090,000                7,203,724


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--1.1%

Clark County, Passenger Facility Charge Revenue

  (Las Vegas McCarran International Airport):

      5.95%, 7/1/2005 (Insured; AMBAC)                                                        6,365,000                6,931,294

      5.80%, 7/1/2009 (Insured; MBIA)                                                         4,250,000                4,511,078

NEW JERSEY--3.3%

New Jersey 5.25%, 7/1/2014                                                                    5,000,000                5,387,550

New Jersey Economic Development Authority, Revenue:

   7.699%, 6/15/2008                                                                          5,000,000  (a,b)         5,877,000

   School Facilities

      (Construction 2001) 5.25%, 6/15/2010                                                       30,000                   32,631

   Special Facilities

      (Continental Airlines, Inc.)

         6.625%, 9/15/2012                                                                    7,500,000                7,137,075

   Waste Paper Recycling (Marcal Paper Mills, Inc.):

      5.75%, 2/1/2004 (Insured; MBIA)                                                         1,175,000                1,168,244

      8.50%, 2/1/2010 (Insured; MBIA)                                                         2,505,000                2,683,707

New Jersey Educational Facilities Authority, Revenue

  (Rider University):

      5%, 7/1/2010                                                                            1,880,000                1,986,746

      5%, 7/1/2011                                                                            1,970,000                2,078,035

New Jersey Health Care Facilities Financing
   Authority, Revenue (South Jersey Hospital)
   6%, 7/1/2012                                                                               3,425,000                3,617,108

New Jersey Turnpike Authority, Revenue

   5.625%, 1/1/2015 (Insured; MBIA)                                                           5,000,000                5,402,800

NEW MEXICO--1.5%

Farmington, PCR (El Paso Electric)

   6.15%, 8/1/2002                                                                           10,000,000               10,029,000

New Mexico Educational Assistance Foundation,

   Student Loan Revenue 6.70%, 3/1/2006                                                       5,235,000                5,593,598

NEW YORK--6.8%

City University of New York, COP (John Jay College)

   5.75%, 8/15/2004                                                                           5,970,000                6,392,198

Long Island Power Authority, Electric System Revenue

   5%, 4/1/2012 (Insured; MBIA)                                                               2,000,000                2,125,380

New York City:

   6.25%, 8/1/2009                                                                            7,000,000                7,784,630

   6.375%, 8/15/2009                                                                         19,750,000               21,778,720

   6.375%, 8/15/2009 (Prerefunded 8/15/2005)                                                  5,250,000  (c)           5,926,043

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues:

  (Department of Health):

      5.50%, 7/1/2010                                                                         2,000,000                2,125,260

      5.625%, 7/1/2011                                                                        3,240,000                3,441,625

New York State Mortgage Agency, Homeowner
   Mortgage Revenue 5.375%, 10/1/2017                                                         3,150,000                3,247,304

New York State Thruway Authority, Service Contract

  Revenue (Local Highway & Bridge)

      5%, 4/1/2010                                                                            2,605,000                2,774,065

      6%, 4/1/2011                                                                            5,000,000                5,647,650

New York State Urban Development Corp.,

   Correctional Facilities Revenue 5.25%, 1/1/2010                                            4,520,000                4,793,460

Triborough Bridge and Tunnel Authority, Revenue

   6.75%, 1/1/2009                                                                            5,100,000                5,921,457

NORTH CAROLINA--1.2%

North Carolina Municipal Power Agency, Electric Revenue
   (Number 1 Catawba) 5.50%, 1/1/2010                                                        10,000,000               10,593,200

Raleigh Durham Airport Authority, Airport Revenue

   5.25%, 11/1/2012 (Insured; FGIC)                                                           2,365,000                2,547,720

OHIO--2.1%

Cleveland, Airport Systems Revenue

   5.25%, 1/1/2014 (Insured; FSA)                                                             3,000,000                3,155,340

Cuyahoga County, HR (Metrohealth System)

   5.25%, 2/15/2010 (Insured; MBIA)                                                           5,160,000                5,557,165

Franklin County, HR (Holy Cross Health Systems)

   5.20%, 6/1/2005 (Insured; MBIA)                                                            2,930,000                3,120,391

Knox County, Hospital Facilities Revenue

  (Knox Community Hospital Asset Guaranty)

   5%, 6/1/2012                                                                               1,500,000                1,548,270

Lorain, HR:

  (Catholic Healthcare)

      5.25%, 10/1/2009                                                                        5,000,000                5,281,250

   (Lakeland Community Hospital, Inc.)

      6.50%, 11/15/2012                                                                       3,860,000                4,028,914

OKLAHOMA--2.2%

Norman Regional Hospital Authority, HR

   5.625%, 9/1/2016 (Insured; MBIA)                                                           4,510,000                4,694,910

Tulsa, Municipal Airport Trust Revenue

  (American Airlines):

      5.80%, 6/1/2035                                                                         3,500,000                3,356,010

      5.375%, 12/1/2035                                                                      10,000,000                9,167,400


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OKLAHOMA (CONTINUED)

Washington County Medical Authority, Revenue

  (Jane Phillips Medical Center)

   5.50%, 11/1/2010 (Insured; Connie Lee)                                                     6,175,000                6,537,720

OREGON--.9%

Washington County Unified Sewer Agency

   Sewer Revenue 5.75%, 10/1/2012 (Insured; FGIC)                                             5,670,000                6,387,595

Washington & Clackamas Counties

   (School District No. 23) 5.25%, 6/1/2015                                                   3,285,000                3,513,800

PENNSYLVANIA--6.5%

Beaver County Industrial Development Authority, PCR

   (Ohio Edison Co. Project) 4.65%, 6/1/2004                                                 15,000,000               15,059,700

Delaware County Industrial Development Authority, PCR

   (Peco Energy Co.) 5.20%, 10/1/2004                                                         4,000,000                4,068,200

Erie County Hospital Authority, Revenue

  (Hamot Health Foundation)

   5.375%, 5/15/2010 (Insured; AMBAC)                                                         2,340,000                2,482,857

Pennsylvania:

   5.50%, 2/1/2013                                                                            4,000,000                4,397,960

   5.25%, 2/1/2018                                                                            5,000,000                5,162,300

Pennsylvania Economic Development Financing Authority,

  RRR (Northampton Generating):

      6.75%, 1/1/2007                                                                         7,000,000                7,195,370

      6.40%, 1/1/2009                                                                         6,000,000                6,105,900

Pennsylvania Higher Educational Facilities Authority,

  Health Services Revenue (University of Pennsylvania):

      5.60%, Series A, 1/1/2010                                                               4,750,000                4,936,675

      5.60%, Series B, 1/1/2010                                                               4,350,000                4,520,955

      5.70%, 2/1/2011                                                                         5,250,000                5,448,765

   (UPMC Health System) 6.25%, 1/15/2015                                                      3,660,000                3,903,536

Sayre Health Care Facilities Authority, Revenue

  (Guthrie Health):

      6%, 12/1/2012                                                                           2,000,000                2,141,080

      6.25%, 12/1/2016                                                                        3,000,000                3,166,890

RHODE ISLAND--1.7%

Rhode Island Health and Educational Building Corp.,

  Health Facilities Revenue (San Antoine)

      5.50%, 11/15/2009                                                                       3,320,000                3,522,852

   Hospital Financing Revenue

      (Lifespan Obligation Group):

         5.75%, 5/15/2007 (Insured; MBIA)                                                     4,805,000                5,264,262

         5.75%, 5/15/2008 (Insured; MBIA)                                                     5,560,000                6,099,042

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND (CONTINUED)

Rhode Island Housing and Mortgage Finance Corp.

  (Rental Housing Program):

      5.65%, 10/1/2007                                                                        2,175,000                2,200,295

      5.65%, 10/1/2008                                                                        1,350,000                1,363,932

SOUTH CAROLINA--1.8%

Charleston County, Health Facilities Revenue

   (Espiscopal Church) 5.40%, 4/1/2004                                                        5,000,000                5,005,650

Charleston County, Hospital Facilities Improvement

  Revenue (Medical Society Health)

   5.50%, 10/1/2005 (Insured; MBIA)                                                           7,945,000                8,495,668

Oconee County, PCR (Engelhard Corp. Project)

   5.375%, 5/1/2006                                                                           1,500,000                1,582,095

Piedmont Municipal Power Agency, Electric Revenue

   6.25%, 1/1/2004 (Insured; FGIC, Escrowed To Maturity)                                        585,000                  621,422

York County, PCR (Bowater, Inc.)

   7.625%, 3/1/2006                                                                           2,900,000                3,069,708

TENNESSEE--1.1%

Johnson City Health and Educational Facility Board, HR

  (Medical Center Hospital Improvement)

   5.125%, 7/1/2011 (Insured; MBIA)                                                           6,720,000                7,143,091

Tennessee Housing Development Agency

  (Homeownership Program):

      5.20%, 7/1/2010                                                                         1,815,000                1,896,221

      5.30% 7/1/2011                                                                          2,140,000                2,224,273

TEXAS--9.4%

Austin Convention Enterprises, Inc., Revenue

   (Convention Center Hotel) 6.375%, 1/1/2016                                                 3,945,000                3,911,901

Austin Independent School District

   5.60%, 8/1/2009 (Prerefunded 8/1/2006)                                                     4,590,000  (c)           5,048,266

   5.60% 8/1/2009                                                                             2,025,000                2,158,103

Bexar County, Revenue (Venue)

   5.75%, 8/15/2013 (Insured; MBIA)                                                           5,000,000                5,472,950

Brazos River Harbor Navigation District, Brazoria

  County Environmental Facilities Revenue

   (Dow Chemical Co.) 4.75%, 5/15/2007                                                        5,000,000                5,024,000

Cypress Fairbanks Independent School District

   (Schoolhouse) 6.75%, 2/15/2012
   (Prerefunded 2/15/2010)                                                                    1,700,000  (c)           2,010,352

Dallas-Fort Worth International Airport Facilities,

  Improvement Corp. Revenue

   (American Airlines) 5.95%, 5/1/2029                                                       11,950,000               11,643,244


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Ennis IDC, Revenue, (Cargill, Inc.)

   6.15%, 11/1/2003                                                                           2,450,000                2,468,032

Gulf Coast Waste Disposal Authority, SWDR

   (Quaker Oats Co.) 5.70%, 5/1/2006                                                          2,210,000                2,356,015

Harris County Health Facilities Development Corp., HR:

  (Memorial Hermann Hospital System)

      5.50%, 6/1/2012 (Insured; FSA)                                                          8,295,000                8,988,379

   (Memorial Hospital System)

      6%, 6/1/2008 (Insured; MBIA)                                                            3,000,000                3,330,930

Harris County Hospital District, Mortgage Revenue:

   7.50%, 2/15/2003 (Insured; AMBAC)                                                            760,000                  790,453

   7.50%, 2/15/2003 (Insured; AMBAC)                                                            975,000                1,011,884

Houston, Airport Systems Revenue

   (Special Facilities--Continental) 6.75%, 7/1/2021                                          2,000,000                1,848,900

Matagorda County, Navigation District, PCR

   5.79%, 11/1/2003                                                                           7,500,000  (a,b)         7,507,725

Port Corpus Christi Authority, Nueces County

   General Revenue (Union Pacific) 5.125%, 4/1/2009                                           2,250,000                2,265,570

Rio Grande Consolidated Independent School District,

   Public Facilities LR 6.40%, 7/15/2003                                                      2,085,000                2,124,073

Rio Grande Valley Health Facilities Development Corp., HR

  (Valley Baptist Medical Center)

   6.25%, 8/1/2006 (Insured; MBIA)                                                            5,100,000                5,238,516

South Texas Higher Education Authority,

   Student Loan Revenue 5.30%, 12/1/2003                                                      2,245,000                2,329,232

Tarrant County Health Facilities Development Corp.,

  Health Systems Revenue:

      (Harris Methodist Health Systems) 6%, 9/1/2010                                          7,725,000                8,754,047

      (Health Resources Systems)

         5.75%, 2/15/2014 (Insured; MBIA)                                                     5,000,000                5,386,350

Texas Municipal Power Agency, Revenue

   5%, 9/1/2013 (Insured; AMBAC)                                                              5,000,000                5,048,850

Texas State College, Student Loan:

   6%, 8/1/2005                                                                               2,130,000                2,307,472

   6%, 8/1/2006                                                                               2,500,000                2,737,175

UTAH--1.5%

Carbon County, SWDR:

   (Sunnyside Cogeneration-A) 6.375%, 8/15/2011                                               8,450,000                8,305,083

   (Sunnyside Cogeneration-B) Zero Coupon, 8/15/2024                                          2,585,000                  700,535

Jordanelle Special Service District (Special Assessment
   Improvement District) 8%, 10/1/2011                                                        6,495,000                6,617,236

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--2.4%

Big Stone Gap Redevelopment and Housing

  Authority,Correctional Facility LR

   (Wallens Ridge Development Project) 6%, 9/1/2007                                           4,000,000                4,392,560

Fairfax County Economic Development Authority,

  Educational Facilities Revenue

  (George Mason University Educational Foundation):

      6.50%, 11/15/2002                                                                       2,000,000                2,038,000

      6.95%, 11/15/2002                                                                       5,360,000                5,447,958

Virginia Housing Development Authority,

  Commonwealth Mortgage:

      6.05%, 1/1/2004                                                                         4,400,000                4,615,644

      6.15%, 1/1/2005                                                                         4,400,000                4,691,720

      5.45%, 1/1/2012                                                                         2,205,000                2,293,112

      5.70%, 7/1/2015 (Insured; MBIA)                                                         1,510,000                1,573,979

WASHINGTON--6.0%

Clark County Public Utility District:

  Generating System Revenue

   5.625%, 1/1/2010 (Insured; FSA)                                                            3,795,000                4,162,318

Energy Northwest:

  Electric Revenue (Project No. 1)

      5.50%, 7/1/2017 (Insured; MBIA)                                                         8,000,000                8,446,400

   Revenue (Wind Project):

      4.55%, 7/1/2006                                                                         1,600,000                1,607,040

      5.60%, 7/1/2015                                                                         2,530,000                2,470,317

King County School District No. 401 (Highline
   Public Schools) 5.50%, 12/1/2014 (Insured; FGIC)                                           6,500,000                7,010,640

Seattle Municipal Light & Power, Revenue:

   5.25%, 3/1/2010 (Insured; FSA)                                                                50,000                   53,696

   8.41%, 3/1/2010                                                                            6,500,000  (a,b)         7,460,830

Washington:

   5.75%, 10/1/2012                                                                              20,000                   22,440

   5.75%, 10/1/2012                                                                           2,305,000                2,580,309

   COP (Convention & Trade Center)

      5.125%, 7/1/2013                                                                        5,000,000                5,198,300

Washington Health Care Facilities Authority, Revenue

  (Sisters of Providence)

   5.40%, 10/1/2010 (Insured; AMBAC)                                                          3,000,000                3,156,690

Washington Housing Finance Commission

   SFMR, 6.85%, 7/1/2011 (Insured; FNMA, GNMA)                                                1,830,000                1,879,355

Washington, Public Power Supply Systems Revenue

  (Nuclear Project Number 1):

      7.25%, 7/1/2006 (Insured; FSA)                                                          6,000,000                6,907,380

      6%, 7/1/2007 (Insured; AMBAC)                                                           9,720,000               10,787,839


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--3.0%

Badger TOB Asset Securitization Corp., Tobacco

   Settlement Revenue 6%, 6/1/2017                                                            9,000,000                8,916,750

Wisconsin 5.25% 5/1/2017 (Insured; MBIA)                                                      7,205,000                7,489,886

Wisconsin Health and Educational Facilities Authority, Revenue:

  (Aurora Health Care, Inc.):

      5%, 8/15/2009 (Insured; MBIA)                                                           4,335,000                4,574,639

      5%, 8/15/2010 (Insured; MBIA)                                                           3,955,000                4,130,958

   (Aurora Medical Group, Inc.)

      6%, 11/15/2011 (Insured; FSA)                                                           3,500,000                3,977,155

   (Wheaton Franciscan Services, Inc.)

      6.50%, 8/15/2007 (Insured; MBIA)                                                        3,000,000                3,056,490

U.S. RELATED--1.1%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2010                                                                            2,500,000                2,680,825

   5.75%, 7/1/2012                                                                            5,000,000                5,275,500

   5.75%, 7/1/2013                                                                            3,300,000                3,459,414

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,002,168,474)                                                                                           1,045,125,460
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.1%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.2%

Jefferson County, VRDN 1.25%                                                                  1,900,000  (d)           1,900,000

FLORIDA--.2%

Martin County, PCR, VRDN (Florida Power & Light Co.)

   1.65%                                                                                      2,000,000  (d)           2,000,000

ILLINOIS--.1%

Illinois Health Facilities Authority, Revenue, VRDN

   (Northwest Memorial Hospital) 1.60%                                                        1,500,000  (d)           1,500,000

OHIO--.4%

Cuyahoga County, HR, VRDN (The Cleveland Clinic)1.60%                                         4,000,000  (d)           4,000,000

RHODE ISLAND--.2%

Rhode Island Health & Educational Building Corp.,

  Educational Institution Revenue, VRDN

   (Portsmouth Abbey School) 1.65%                                                            2,000,000  (d)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $11,400,000)                                                                                                 11,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,013,568,474)                                                            99.9%           1,056,525,460

CASH AND RECEIVABLES (NET)                                                                           .1%               1,473,539

NET ASSETS                                                                                        100.0%           1,057,998,999

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

COP                 Certificate of Participation

EIR                 Environmental Improvement
                        Revenue

FGIC                Financial Guaranty Insurance
                        Company

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GNMA                Government National Mortgage
                        Association

HR                  Hospital Revenue

IDC                 Industrial Development Corporation

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              46.4

AA                               Aa                              AA                                               16.8

A                                A                               A                                                15.6

BBB                              Baa                             BBB                                               7.6

BB                               Ba                              BB                                                5.3

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           1.1

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     7.2

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2002,
     THESE SECURITIES AMOUNTED TO $57,197,046 OR 5.4% OF THE NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POORS,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,013,568,474  1,056,525,460

Interest receivable                                                  17,490,693

Receivable for shares of Common Stock subscribed                            716

Prepaid expenses                                                         27,471

                                                                  1,074,044,340
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           609,304

Cash overdraft due to Custodian                                         629,152

Payable for investment securities purchased                          14,506,449

Payable for shares of Common Stock redeemed                              10,999

Accrued expenses                                                        289,437

                                                                     16,045,341
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,057,998,999
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,042,830,135

Accumulated net realized gain (loss) on investments                 (27,788,122)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     42,956,986
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,057,998,999
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      78,835,990

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.42

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     58,465,063

EXPENSES:

Management fee--Note 3(a)                                            6,399,588

Shareholder servicing costs--Note 3(b)                               1,157,032

Custodian fees                                                          79,608

Directors' fees and expenses--Note 3(c)                                 55,772

Professional fees                                                       43,239

Registration fees                                                       31,788

Prospectus and shareholders' reports                                    24,815

Loan commitment fees--Note 2                                            14,384

Miscellaneous                                                           54,945

TOTAL EXPENSES                                                       7,861,171

INVESTMENT INCOME--NET                                              50,603,892
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (17,881,348)

Net unrealized appreciation (depreciation) on investments           10,377,603

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (7,503,745)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                43,100,147

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                           -------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         50,603,892           51,604,427

Net realized gain (loss) on investments       (17,881,348)          (1,368,922)

Net unrealized appreciation (depreciation)
   on investments                              10,377,603           47,728,977

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   43,100,147           97,964,482
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (50,517,843)         (51,604,427)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 162,985,033           88,645,355

Dividends reinvested                           36,870,080           37,472,253

Cost of shares redeemed                      (200,213,439)        (173,640,995)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS               (358,326)         (47,523,387)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (7,776,022)          (1,163,332)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,065,775,021        1,066,938,353

END OF PERIOD                               1,057,998,999        1,065,775,021
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    12,089,883            6,600,811

Shares issued for dividends reinvested          2,730,586            2,795,584

Shares redeemed                               (14,845,163)         (12,960,295)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (24,694)          (3,563,900)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                       Year Ended May 31,
                                                         ---------------------------------------------------------------------------

                                                             2002(a)          2001            2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        13.51            12.94           13.83            14.14           13.85

Investment Operations:

Investment income--net                                        .64(b)           .65             .66              .67             .69

Net realized and unrealized
   gain (loss) on investments                                (.09)             .57            (.79)            (.18)            .41

Total from Investment Operations                              .55             1.22            (.13)             .49            1.10

Distributions:

Dividends from investment
   income--net                                               (.64)            (.65)           (.67)            (.67)           (.69)

Dividends from net realized
   gain on investments                                         --               --            (.09)            (.13)           (.12)

Total Distributions                                          (.64)            (.65)           (.76)            (.80)           (.81)

Net asset value, end of period                              13.42            13.51           12.94            13.83           14.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             4.14             9.54            (.97)            3.53            8.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                         .74              .74             .75              .75             .74

Ratio of net investment income
   to average net assets                                     4.74             4.82            4.97             4.75            4.91

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                     --              .00(c)          .02              .02             .01

Portfolio Turnover Rate                                     27.32            24.32           20.86            20.37           40.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          1,057,999        1,065,775       1,066,938        1,265,267       1,346,525

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002
     WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Intermediate Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the
" Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation, (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,904 during the period ended May 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $8,030,826 and unrealized appreciation $43,205,016. In addition, the fund had $19,757,297 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.


The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, $6,326,266 of the carryover expires in fiscal 2008 and $1,704,560 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2002 and May 31, 2001, were as follows: tax exempt income $50,517,843 and 51,604,427, respectively.

During the period ended May 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $320,518, decreased accumulated net realized gain (loss) on investments by $36,170 and increased paid-in capital by $356,688. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, the fund was charged $629,832 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $356,678 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2002, redemption fees charged and retained by the fund amounted to $58,177.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2002, amounted to $285,203,578 and $295,484,122, respectively.


At May 31, 2002, the cost of investments for federal income tax purposes was $1,013,320,444; accordingly, accumulated net unrealized appreciation on investments was $43,205,016, consisting of $46,031,325 gross unrealized appreciation and $2,826,309 gross unrealized depreciation.

NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to June 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $234,469 increase in accumulated undistributed investment income-net and a corresponding $234,469 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on May 31, 2001.

The effect of this change for the period ended May 31, 2002 was to increase net investment income by $86,048, decrease net unrealized appreciation (depreciation) by $13,561 and decrease net realized gains (losses) by $72,487. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities of Dreyfus Intermediate Municipal Bond Fund, Inc., including the statement of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Intermediate Municipal Bond Fund, Inc at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young LLP
New York, New York

July 5, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2002 as " exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099 DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

SAMUEL CHASE (70)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

GORDON J. DAVIS (60)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Also a Director/Trustee for various not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


JONI EVANS (60)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ARNOLD S. HIATT (75)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Socially Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

BURTON N. WALLACK (51)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company managing real estate in the New York City area

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager--Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 60 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                                                           FOR MORE INFORMATION

                        DREYFUS INTERMEDIATE MUNCIPAL BOND FUND, INC. 200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  947AR0502